Exhibit 99.1
Alphabet Announces First Quarter 2020 Results
MOUNTAIN VIEW, Calif. – April 28, 2020 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended March 31, 2020.
“Given the depth of the challenges so many are facing, it’s a huge privilege to be able to help at this time,” said Sundar Pichai, Chief Executive Officer of Alphabet and Google. “People are relying on Google’s services more than ever and we’ve marshalled our resources and product development in this urgent moment.”
“Our business, led by Search, YouTube, and Cloud, drove Alphabet revenues to $41.2 billion, up 13% versus last year, or 15% on a constant currency basis,” said Ruth Porat, Chief Financial Officer of Alphabet and Google. “Performance was strong during the first two months of the quarter, but then in March we experienced a significant slowdown in ad revenues. We are sharpening our focus on executing more efficiently, while continuing to invest in our long-term opportunities.”
Q1 2020 financial highlights
The following table summarizes our consolidated financial results for the quarters ended March 31, 2019 and 2020 (in millions, except for per share information and percentages; unaudited). Prior period results excluding the effect of the European Commission (EC) fine of $1.7 billion have been included to facilitate comparison to current quarter performance (labeled “Non-GAAP”).

	Quarter Ended March 31,
	2019	2020
Revenues	$36,339	$41,159
Increase in revenues year over year	17%	13%
Increase in constant currency revenues year over year	19%	15%

Operating income	$6,608	$7,977
Operating margin	18%	19%
Operating income (Non-GAAP)(1)	$8,305	$7,977
Operating margin (Non-GAAP)(1)	23%	19%

Other income (expense), net	$1,538	($220)

Net income	$6,657	$6,836
Diluted EPS	$9.50	$9.87
Net income (Non-GAAP)(1)	$8,339	$6,836
Diluted EPS (Non-GAAP)(1)	$11.90	$9.87
(1)  Non-GAAP results presented for Q1 2019 exclude the EC fine. See the table captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures” for more details.

Q1 2020 supplemental information (in millions, except for number of employees; unaudited)
Revenues, Traffic Acquisition Costs (TAC) and number of employees
The following table summarizes our revenues, total TAC and number of employees. Hedging gains, which were previously included in Google revenues, are presented separately.

	Quarter Ended March 31,
	2019	2020
Google Search & other	$22,547	$24,502
YouTube ads(1)	3,025	4,038
Google properties	25,572	28,540
Google Network Members' properties	5,015	5,223
Google advertising	30,587	33,763
Google Cloud	1,825	2,777
Google other(1)	3,620	4,435
Google revenues	36,032	40,975
Other Bets revenues	170	135
Hedging gains	137	49
Total revenues	$36,339	$41,159

Total TAC	$6,860	$7,452

Number of employees	103,459	123,048
(1)  YouTube non-advertising revenues are included in Google other revenues.
Segment operating results

	Quarter Ended March 31,
	2019	2020
Google operating income*	$9,188	$9,270
Other Bets operating loss	($868)	($1,121)
*The EC fine is included in reconciling items for the quarter ended March 31, 2019 as it is not allocated to Google for segment reporting purposes.
Webcast and conference call information
A live audio webcast of our first quarter 2020 earnings release call will be available at http://abc.xyz/investor. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2019, which is on file with the SEC and is available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. All information provided in this release and in the attachments is as of April 28, 2020. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: operating income, excluding the EC fine; operating margin, excluding the EC fine; net income, excluding the EC fine; diluted earnings per share, excluding the EC fine; free cash flow; constant currency revenues; and constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the effect of foreign exchange rate movements and hedging activities or our operating performance excluding extraordinary fines. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.
For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures,” “Reconciliation from net cash provided by operating activities to free cash flow” and “Reconciliation from GAAP revenues to non-GAAP constant currency revenues” included at the end of this release.
Contact

Investor relations	Media
investor-relations@abc.xyz	press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	As of December 31,	As of March 31,
	2019	2020
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$18,498	$19,644
Marketable securities	101,177	97,585
Total cash, cash equivalents, and marketable securities	119,675	117,229
Accounts receivable, net	25,326	21,825
Income taxes receivable, net	2,166	1,910
Inventory	999	889
Other current assets	4,412	5,165
Total current assets	152,578	147,018
Non-marketable investments	13,078	12,367
Deferred income taxes	721	730
Property and equipment, net	73,646	76,747
Operating lease assets	10,941	11,219
Intangible assets, net	1,979	1,840
Goodwill	20,624	20,734
Other non-current assets	2,342	2,748
Total assets	$275,909	$273,403
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,561	$4,099
Accrued compensation and benefits	8,495	5,656
Accrued expenses and other current liabilities	23,067	22,601
Accrued revenue share	5,916	4,982
Deferred revenue	1,908	1,938
Income taxes payable, net	274	913
Total current liabilities	45,221	40,189
Long-term debt	4,554	5,016
Deferred revenue, non-current	358	350
Income taxes payable, non-current	9,885	9,207
Deferred income taxes	1,701	2,079
Operating lease liabilities	10,214	10,476
Other long-term liabilities	2,534	2,427
Total liabilities	74,467	69,744
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 688,335 (Class A 299,828, Class B 46,441, Class C 342,066) and 683,972 (Class A 300,047, Class B 46,407, Class C 337,518) shares issued and outstanding	50,552	53,688
Accumulated other comprehensive loss	(1,232)	(1,097)
Retained earnings	152,122	151,068
Total stockholders’ equity	201,442	203,659
Total liabilities and stockholders’ equity	$275,909	$273,403

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except share amounts which are reflected in thousands and per share amounts)

	Quarter Ended March 31,
	2019	2020
	(unaudited)
Revenues	$36,339	$41,159
Costs and expenses:
Cost of revenues	16,012	18,982
Research and development	6,029	6,820
Sales and marketing	3,905	4,500
General and administrative	2,088	2,880
European Commission fines	1,697	0
Total costs and expenses	29,731	33,182
Income from operations	6,608	7,977
Other income (expense), net	1,538	(220)
Income before income taxes	8,146	7,757
Provision for income taxes	1,489	921
Net income	$6,657	$6,836

Basic earnings per share of Class A and B common stock and Class C capital stock	$9.58	$9.96
Diluted earnings per share of Class A and B common stock and Class C capital stock	$9.50	$9.87
Number of shares used in basic earnings per share calculation	694,869	686,465
Number of shares used in diluted earnings per share calculation	700,879	692,267

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Quarter Ended March 31,
	2019	2020
	(unaudited)
Operating activities
Net income	$6,657	$6,836
Adjustments:
Depreciation and impairment of property and equipment	2,416	2,899
Amortization and impairment of intangible assets	197	209
Stock-based compensation expense	2,769	3,191
Deferred income taxes	(73)	175
(Gain) loss on debt and equity securities, net	(1,081)	802
Other	22	297
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	1,172	2,602
Income taxes, net	1,068	(245)
Other assets	(265)	(115)
Accounts payable	(425)	(835)
Accrued expenses and other liabilities	(229)	(3,531)
Accrued revenue share	(147)	(871)
Deferred revenue	(81)	37
Net cash provided by operating activities	12,000	11,451
Investing activities
Purchases of property and equipment	(4,638)	(6,005)
Purchases of marketable securities	(20,883)	(37,563)
Maturities and sales of marketable securities	21,006	41,811
Purchases of non-marketable investments	(907)	(572)
Maturities and sales of non-marketable investments	99	260
Acquisitions, net of cash acquired, and purchases of intangible assets	(99)	(190)
Other investing activities	34	412
Net cash used in investing activities	(5,388)	(1,847)
Financing activities
Net payments related to stock-based award activities	(1,175)	(1,241)
Repurchases of capital stock	(3,025)	(8,496)
Proceeds from issuance of debt, net of costs	315	1,898
Repayments of debt	(345)	(1,947)
Proceeds from sale of interest in consolidated entities	47	1,600
Net cash used in financing activities	(4,183)	(8,186)
Effect of exchange rate changes on cash and cash equivalents	18	(272)
Net increase in cash and cash equivalents	2,447	1,146
Cash and cash equivalents at beginning of period	16,701	18,498
Cash and cash equivalents at end of period	$19,148	$19,644

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures (in millions, except percentages, share amounts which are reflected in thousands and per share amounts; unaudited)
We provide non-GAAP consolidated results excluding certain charges because they allow investors to make meaningful comparisons between Alphabet's recurring core business operating results and those of other companies, as well as providing Alphabet's management with an important tool for financial and operational decision making and for evaluating Alphabet's own recurring core business operating results over different periods of time.

Quarter Ended March 31, 2019
Operating income (GAAP)	$6,608
Add: EC fine*	1,697
Operating income (Non-GAAP)	$8,305

Operating margin (GAAP)	18%
Operating margin (Non-GAAP)	23%

Net income (GAAP)	$6,657
Add: EC fine, net of the foreign exchange gain*	1,682
Net income (Non-GAAP)	$8,339

Diluted net income per share (GAAP)	$9.50
Diluted EPS (Non-GAAP)	$11.90
Shares used in diluted per share calculation (in thousands)	700,879
*There is no tax effect as this charge is not tax deductible.
Non-GAAP operating income: We define non-GAAP operating income as operating income excluding certain charges.
Non-GAAP operating margin: We define non-GAAP operating margin as non-GAAP operating income divided by revenues.
Non-GAAP net income and diluted EPS: We define non-GAAP net income as net income excluding certain charges, less the related tax effects as applicable and non-GAAP diluted EPS as net income excluding certain charges, less the related tax effects as applicable, divided by total weighted average outstanding shares, on a fully-diluted basis.
Reconciliation from net cash provided by operating activities to free cash flow (in millions; unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Quarter Ended March 31, 2020
Net cash provided by operating activities	$11,451
Less: purchases of property and equipment	(6,005)
Free cash flow	$5,446
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, except percentages; unaudited):
We provide non-GAAP constant currency revenues and growth because they facilitate the comparison of current results to historic performance by excluding the effect of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.

	Quarter Ended March 31, 2020
	YoY (using Q1'19's FX rates)	QoQ (using Q4'19's FX rates)
EMEA revenues (GAAP)	$12,845	$12,845
Exclude foreign exchange effect on Q1'20 revenues using Q1'19 rates	235	N/A
Exclude foreign exchange effect on Q1'20 revenues using Q4'19 rates	N/A	(63)
EMEA constant currency revenues (non-GAAP)	$13,080	$12,782
Prior period EMEA revenues (GAAP)	$11,668	$14,099
EMEA revenue growth (GAAP)	10%	(9)%
EMEA constant currency revenue growth (non-GAAP)	12%	(9)%

APAC revenues (GAAP)	$7,238	$7,238
Exclude foreign exchange effect on Q1'20 revenues using Q1'19 rates	61	N/A
Exclude foreign exchange effect on Q1'20 revenues using Q4'19 rates	N/A	37
APAC constant currency revenues (non-GAAP)	$7,299	$7,275
Prior period APAC revenues (GAAP)	$6,096	$7,482
APAC revenue growth (GAAP)	19%	(3)%
APAC constant currency revenue growth (non-GAAP)	20%	(3)%

Other Americas revenues (GAAP)	$2,157	$2,157
Exclude foreign exchange effect on Q1'20 revenues using Q1'19 rates	96	N/A
Exclude foreign exchange effect on Q1'20 revenues using Q4'19 rates	N/A	14
Other Americas constant currency revenues (non-GAAP)	$2,253	$2,171
Prior period Other Americas revenues (GAAP)	$1,906	$2,666
Other Americas revenue growth (GAAP)	13%	(19)%
Other Americas constant currency revenue growth (non-GAAP)	18%	(19)%

United States revenues (GAAP)	$18,870	$18,870
United States revenue growth (GAAP)	14%	(13)%

Hedging gains	$49	$49
Revenues (GAAP)	$41,159	$41,159
Constant currency revenues (non-GAAP)	$41,502	$41,098
Prior period revenues, excluding hedging effect (non-GAAP)(1)	$36,202	$45,984
Revenue growth (GAAP)	13%	(11)%
Constant currency revenue growth (non-GAAP)	15%	(11)%
(1)  Total revenues and hedging gains for the quarter ended March 31, 2019 were $36,339 million and $137 million, respectively. Total revenues and hedging gains for the quarter ended December 31, 2019 were $46,075 million and $91 million, respectively.
Non-GAAP constant currency revenues and growth: We define non-GAAP constant currency revenues as total revenues excluding the effect of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter basis. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging effect recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging effect recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions; unaudited):

	Quarter Ended
	March 31,
	2019	2020
Interest income	$522	$586
Interest expense	(35)	(21)
Foreign currency exchange gain (loss), net	74	(81)
Gain (loss) on debt securities, net	(2)	12
Gain (loss) on equity securities, net(1)(2)	1,083	(814)
Performance fees	(117)	6
Gain (loss) and impairment from equity method investments, net	(40)	74
Other	53	18
Other income (expense), net	$1,538	$(220)
(1)  Includes unrealized losses on equity investments that we hold. Fluctuations in the value of our investments could significantly contribute to the volatility of OI&E in future periods.
(2)  All gains and losses, unrealized and realized, on equity security investments are recognized in OI&E. For Q1 2020, the net effect of the loss on equity securities of $814 million and the performance fees reversal of $6 million decreased income tax, net income, and diluted EPS by $170 million, $638 million, and $0.92, respectively.

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation (SBC), capital expenditures, and depreciation, amortization, and impairment by segment (in millions; unaudited):

	Quarter Ended
	March 31,
	2019	2020
Revenues:
Google(1)	$36,032	$40,975
Other Bets	170	135
Hedging gains(1)	137	49
Total revenues	$36,339	$41,159

Operating income (loss):
Google(1)	$9,188	$9,270
Other Bets	(868)	(1,121)
Reconciling items(1)(2)	(1,712)	(172)
Total income from operations	$6,608	$7,977

Stock-based compensation(3):
Google	$2,612	$2,988
Other Bets	123	135
Reconciling items(4)	34	67
Total stock-based compensation	$2,769	$3,190

Capital expenditures:
Google	$4,534	$5,663
Other Bets	59	104
Reconciling items(5)	45	238
Total capital expenditures	$4,638	$6,005

Depreciation, amortization, and impairment:
Google	$2,529	$3,013
Other Bets	84	92
Reconciling items(4)	0	3
Total depreciation, amortization, and impairment	$2,613	$3,108
(1) Hedging gains, which were previously included in Google revenues, are presented separately.
(2) Reconciling items are generally comprised of corporate administrative costs, hedging gains and other miscellaneous items that are not allocated to individual segments. Additionally, reconciling items for the quarter ended March 31, 2019 includes the EC fine of $1.7 billion.
(3) For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.
(4) Reconciling items are primarily related to corporate administrative and other costs that are not allocated to individual segments.
(5) Reconciling items are related to timing differences of payments, as segment capital expenditures are on an accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on a cash basis, and other miscellaneous differences.